EXECUTION COPY SEVENTH AMENDMENT TO CREDIT AGREEMENT This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made and entered into as of December 11, 2020, is by and between MidWestOne Financial Group, Inc. a corporation organized under the laws of the State of Iowa (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Bank”). RECITALS 1. The Bank and the Borrower entered into a Credit Agreement dated as of April 30, 2015, a First Amendment to Credit Agreement dated as of April 28, 2016, a Second Amendment to Credit Agreement dated as of May 5, 2017, a Third Amendment to Credit Agreement dated as of May 31, 2018, a Fourth Amendment to Credit Agreement dated as of April 29, 2019, a Fifth Amendment to Credit Agreement dated as of February 28, 2020, and a Sixth Amendment to Credit Agreement dated as of April 24, 2020 (as amended, the “Credit Agreement”); and 2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows: Section 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires. Section 2. Amendment. The Credit Agreement is hereby amended as follows: 2.1. Section 1.1 - Defined Terms. Section 1.1 of the Credit Agreement is amended by amending the definitions of “Fixed Charge Coverage Ratio,” “Revolving Commitment Amount” and “Revolving Loan Maturity Date” in their entireties to read as follows: “Fixed Charge Coverage Ratio”: As of any date of determination, with respect to any specified period ending on the date of determination, the ratio of: (a) the sum of (i) Net Income, plus (ii) non-cash charges or expenses, including depreciation and amortization, plus (iii) Interest Expense, plus (iv) one time losses associated with acquisitions or sales of assets, plus (v) the goodwill impairment charges of MidWestOne Bank, minus (vi) any Restricted Payments

2 paid in cash, minus (vii) non-cash income, minus (viii) one-time gains associated with acquisitions or sales of assets, to (b) the sum of (i) Interest Expense with respect to such period, plus (ii) one fifth of the Revolving Commitment Amount; determined with respect to the Borrower, without consolidation with its Subsidiaries, in accordance with Regulatory Reporting Principles. “Revolving Commitment Amount”: $25,000,000. “Revolving Loan Maturity Date”: September 30, 2021. 2.2. Section 2.9 – Commitment Fee. Section 2.9 of the Credit Agreement is amended in its entirety to read as follows: Section 2.9 Unused Revolving Commitment Fee. The Borrower shall pay to the Bank fees (the “Revolving Commitment Fees”) in an amount determined by applying a rate of 0.25% per annum to the average daily Unused Revolving Commitment during the period from and after April 30, 2015 to and including December 10, 2020, and 0.30% per annum to the average daily Unused Revolving Commitment during the period from and after December 11, 2020 to and including the Revolving Loan Termination Date. Such Revolving Commitment Fees are payable in arrears on the dates on which interest is payable pursuant to Section 2.5. 2.3. Section 6.16 – Total Risk-Based Capital Ratio. Section 6.16 of the Credit Agreement is amended in its entirety to read as follows: Section 6.16 Total Risk Based Capital. The Borrower will not permit the Total Risk-Based Capital Ratio of the Subsidiary Banks, on a combined basis, expressed as a percentage, as of the last day of any fiscal quarter ending December 31, 2020 and the last day of each fiscal quarter thereafter, to be less than 11.00%. 2.4. Exhibit B. Exhibit B to the Credit Agreement is amended in its entirety to read as set forth in Exhibit to this Amendment. Section 3. Waiver. 3.1. Existing Event of Default. Pursuant to Section 6.18 of the Credit Agreement, the Borrower agreed not to permit the Fixed Charge Coverage Ratio as of the last day of the fiscal quarter ending September 30, 2020, to be less than 1.25%. Such percentage, as of September 30, 2020, was less than 1.25%. As a result of the circumstances described in the two proceeding sentences, an Event of Default under Section 7.1(c) exists (the “Existing Event of Default”).

3 3.2. Waiver. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Existing Event of Default. 3.3. Effect of Waiver. The waiver set forth in Section 3.2 above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Bank with respect to any other term, condition, representation, or covenant applicable to the Borrower or any Subsidiary Bank under the Credit Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith, or of the covenants described therein. The consents and waivers set forth herein shall not be deemed to be a course of action upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect. Section 4. Effectiveness of Amendment. The amendments in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following: 4.1. This Amendment and a Revolving Note in the principal amount of $25,000,000 (the “$25,000,000 Revolving Note”), duly executed by the Borrower. 4.2. A certificate of a Secretary or Assistant Secretary of the Borrower dated as of the date of this Amendment and certifying as to the following: (a) There has been no change to the Borrower’s Articles of Incorporation and Bylaws since copies thereof were delivered to the Bank with a Secretary’s Certificate with respect to the Borrower dated April 29, 2019 (the “Existing Secretary’s Certificate”). (b) The Existing Secretary’s Certificate sets forth the incumbency, names, titles, and signatures of the Borrower’s officers authorized to execute and deliver this Amendment. 4.3. Copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Agreement. 4.4. UCC search for the Borrower and MidWestOne Bank issued not more than 30 days prior to the Closing Date. 4.5. The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents (as defined below). Section 5. Post Closing Covenant. The Borrower agrees to provide to the Bank, on or before January 31, 2021, a certificate of a Secretary or Assistant Secretary of the Borrower certifying as to a true and accurate copy of a resolution of the Board of Directors of the Borrower, in form and substance reasonably acceptable to the Bank, ratifying and confirming the execution, delivery and performance by the Borrower of this Amendment and the $25,000,000 Revolving Note and other actions taken by the officers of the Borrower with respect to this

4 Amendment and the Credit Agreement. The Borrower’s failure to provide such a certificate and accompanying resolutions by the date specified shall constitute an Event of Default under Section 7.1(d) of the Credit Agreement. Section 6. Representations, Warranties, Authority, No Adverse Claim. 6.1. Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived. 6.2. Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that it has the power, legal right, and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and all other agreements and documents (collectively, the “Amendment Documents”) executed and delivered by the Borrower in connection therewith by proper corporate action, and none of the Amendment Documents and the agreements therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s articles of incorporation or bylaws, or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank. The Borrower represents and warrants that the Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies. 6.3. No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations. Section 7. Affirmation of Credit Agreement, Further References. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the

5 Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment. Section 8. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof. Section 9. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument, or transaction contemplated thereby or relating thereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents, or any other statement, instrument or transaction contemplated thereby or relating thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction. Section 10. Successors. The Amendment Documents shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank’s successors and assigns. Section 11. Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank and/or the allocated costs of in- house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of the Amendment Documents and all other documents negotiated, prepared, and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for any stamp or other taxes that may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement. Section 12. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment. Section 13. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.

6 Section 14. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES. Section 15. Acknowledgement and Release. IN ORDER TO INDUCE THE BANK TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE BANK THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE BANK FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE BANK AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE BANK OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO. [The next page is the signature page.]

[Signature page to Seventh Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written. MIDWESTONE FINANCIAL GROUP, INC. By: s:/ CHARLES N. FUNK Name: Charles N. Funk Title: Chief Executive Officer U.S. BANK NATIONAL ASSOCIATION By: s:/ WILLIAM P. DORAN Name: William P. Doran Title: Vice President

B-1 EXHIBIT B TO CREDIT AGREEMENT AND SEVENTH AMENDMENT THERETO FORM OF COMPLIANCE CERTIFICATE See attached.

B-2 COMPLIANCE CERTIFICATE For use from and after December 11, 2020 To: U.S. Bank National Association: THE UNDERSIGNED HEREBY CERTIFIES THAT: (1) I am the duly elected chief financial officer of MidWestOne Financial Group, Inc. (the “Borrower”); (2) I have reviewed the terms of the Credit Agreement dated as of April 30, 2015, between the Borrower and U.S. Bank National Association (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”) and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower during the accounting period covered by the Attachment hereto; (3) The examination described in paragraph (2) did not disclose, and I have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event that constitutes, a Default or an Event of Default (as such terms are defined in the Credit Agreement) during or at the end of the accounting period covered by the Attachment hereto or as of the date of this Certificate, except as described below (or on a separate attachment to this Certificate). The exceptions, listing, in detail, the nature of the condition or event, the period during which it has existed, and the action the Borrower has taken, is taking, or proposes to take with respect to each such condition or event, are as follows: ____________________________________________________________________________ ____________________________________________________________________________ ____________________________________________________________________________ The foregoing certification, together with the computations in the Attachment hereto and any financial statement or call report delivered with this Certificate in support hereof, are made and delivered this ___ day of __________, ______ pursuant to Section 5.1 of the Credit Agreement. MIDWESTONE FINANCIAL GROUP, INC. By: ______________________________ Name______________________________ Title: ______________________________

B-3 ATTACHMENT TO COMPLIANCE CERTIFICATE AS OF ______________, ____WHICH PERTAINS TO THE PERIOD FROM ________________, ______ TO ________________, _______ Sections identified below are Sections of the Credit Agreement, to which reference should be made for a complete description of requirements. Section 6.14 Non-Performing Loans and OREO to Tangible Capital of the Subsidiary Banks, on a combined basis (Maximum: 16.00% as of the last day of the fiscal quarter ending June 30, 2015 and the last day of each fiscal quarter thereafter until December 31, 2018, to be greater than 16.00%, and as of the last day of the fiscal quarter ending from and after March 31, 2019, to be greater than 15.00%.) % Section 6.15 The Loan Loss Reserves of the Subsidiary Bank, on a combined basis to Non-Performing Loans of the Subsidiary Banks, on a combined basis (Minimum: 60.00 % as of the last day of the fiscal quarter ending March 31, 2020 and the last day of each fiscal quarter thereafter) % Section 6.16 Total Risk-Based Capital Ratio of the combined Subsidiary Banks % (Minimum: 11.00 % as of the last day of the fiscal quarter ending December 31, 2020 and the last day of each fiscal quarter thereafter) Section 6.17 Each Subsidiary Bank [is] / [is not] “well capitalized.” [The following Subsidiary Bank(s) [is/are] not “well capitalized: .] Section 6.18 Fixed Charge Coverage Ratio of the Borrower (Minimum: 1.25 to 1.0) to 1.0